Templeton Americas
Government Securities Fund

--------------------------------------------------------------------------------

Your Fund's Objective:

The Templeton Americas Government Securities Fund seeks a high level of current income with total return as a secondary objective. It seeks to achieve these objectives by investing at least 65% of its total net assets in debt securities issued or guaranteed by governments, government agencies, political subdivisions and other government entities of countries located in the Western Hemisphere, defined as countries located in North, South, or Central America or the surrounding waters.

--------------------------------------------------------------------------------


November 16, 1995

Dear Shareholder:

We are pleased to bring you the semi-annual report of the Templeton Americas Government Securities Fund for the six months ended September 30, 1995. As described in the Performance Summary on page 4, the Fund provided a total return of 9.48% for this period.

In the beginning of the year, panic selling by investors in many Latin American markets, due to the Mexican peso devaluation crisis last December, produced a plethora of underpriced assets. This allowed us to purchase debt at depressed prices and further diversify our holdings among the region's countries.

By September 30, 1995, only 6.6% of the Fund's total net assets represented cash equivalents and other net assets, down from 46.7% at the beginning of this period. Overall, 55.9% of the total net assets were invested in the U.S., with 44.1% in Latin America. New investments in Chile, Colombia, Ecuador, Guatemala, Panama, Trinidad and Tobago, and Venezuela may limit the effect on the Fund's portfolio of a potentially adverse event within any single country. In the absence of compelling investments issued in local currencies, the Fund held assets denominated in only U.S. dollars.

Slower U.S. economic growth accompanied by a downtrend in inflation, during the six months under review, resulted in lower interest rates in many bond markets worldwide. Short-term U.S. interest rates declined in July when the Federal Reserve Board eased monetary policy in response to reports of lower inflation. Long-term rates also declined, aided by the Federal Reserve's policy changes and the sharp recovery of the dollar against the yen and the mark, which made assets denominated in U.S. dollars more attractive to foreign investors. Anticipating that this trend may continue, we added longer maturity bonds to the U.S. and emerging market portions of the Fund's portfolio in order to benefit from lower worldwide rates. These bonds may provide greater price appreciation from falling interest rates than bonds with shorter maturities.

Canadian financial markets were affected by the debate and October referendum concerning Quebec sovereignty.


--------------------------------------------------------------------------------

Templeton Americas Government
Securities Fund

Geographic Distribution on 9/30/95
Based on Total Net Assets


                          United States 49.3%
                          Mexico 4.1%
                          Ecuador 2.6%
                          Argentina 14.0%
                          Panama 2.0%
                          Chile 1.8%
[PIE CHART APPEARS HERE]  Brazil 11.3%
                          Colombia 1.9%
                          Venezuela 3.8%
                          Guatemala 1.6%
                          Trinidad and Tobago 1.0%
                          Short-Term Obligations &
                          Other Net Assets 6.6%



Uncertainty regarding these political developments caused the Canadian bond market to lag behind other markets in the region. Believing that volatility would increase as the referendum drew near, we decided to realize capital gains by eliminating our positions in Canadian securities.

During the period under review, emerging markets continued their recovery and approached price levels not seen since before the Mexican peso devaluation. Argentina, Brazil, and Mexico continued to implement fiscal and monetary policies aimed at stabilizing their economies and increasing investor confidence. Although these policies are expected to provide a foundation for future economic success, change will not come without pain. For example, Mexico suffers simultaneously from a recession and a projected 50% inflation rate. Additionally, bad loans continue to pose problems for its banks. Argentina's economy is also in recession, while Brazil struggles to maintain its relatively low inflation rate.

Although these countries are experiencing increased social unrest, their leaders continue to maintain tight fiscal and monetary policies. Investor confidence is being soothed by positive news such as the current debt buy-back program in Argentina and improving trade figures in Mexico. In Brazil, the accumulation of foreign reserves led the government to approve necessary steps ahead of schedule to fulfill their 1996 Brady bond requirements. Overall, the near-term outlook for these markets is one of cautious optimism.

We are hopeful about the outlook for fixed-income investment opportunities in the western hemisphere, and shall continue our search for high-yielding, undervalued securities in these markets. Of course, investments in foreign securities concentrated in a single region involve special risks, such as market and currency volatility and adverse economic, social and political developments in the countries where the Fund is invested. Developing markets are represented in the Fund's portfolio, and involve heightened risks related to the same factors, in addition to risks associated with the relatively small size and lesser liquidity of these markets. The Fund will also invest in lower-rated debt securities and those issued in developing nations./1/

We thank you for your participation in the Templeton Americas Government Securities Fund, and look forward to serving your investment needs in the months and years to come.

Sincerely,

/s/ Tom Wilkinson

Tom Wilkinson, CFA
Portfolio Manager
Templeton Americas Government Securities Fund



1. Investing in emerging market countries involves certain considerations not typically associated with investing in securities of U.S. issuers, including currency exchange rate fluctuation, political uncertainty and instability, higher rates of inflation and controls on foreign investment. The Fund has the flexibility to invest in illiquid securities, and substantially all of the Fund's assets at any one time may be invested in debt instruments that are lower-rated or unrated, high risk, and predominantly speculative.

--------------------------------------------------------------------------------

Performance Summary

The Templeton Americas Government Securities Fund produced a total return of 9.48% for the six-month period ended September 30, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividend and capital gains distributions, and does not include sales charges.

The Fund's share price, as measured by net asset value, increased from $9.59 on March 31, 1995 to $10.23 on September 30, 1995. During the reporting period, shareholders received distributions totaling 26 cents ($0.26) per share in dividend income. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.

--------------------------------------------------------------------------------

Templeton Americas Government
Securities Fund

Periods ended September 30, 1995

                                                                      Since
                                                                    Inception
                                                 One-Year           (6/27/94)
Average Annual
Total Return/1/                                   2.65%               2.74%

Cumulative
Total Return/2/                                   7.16%               8.02%

1. Average annual total return represents the average annual change in value of an investment over the specified periods and includes the maximum 4.25% initial sales charge.

2. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge.

All total return calculations assume reinvestment of dividend and capital gains distributions when paid. Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climates of countries where investments are made. Developing markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. Thus, your shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive of future results.

All total return calculations reflect the deduction of a proportional share of Fund expenses on an annual basis. The Fund's Investment Manager and Administrative Manager have agreed in advance to reduce their respective fees and to make certain payments to reduce expenses, which increases total return to shareholders. If the Managers had not taken this action, the Fund's total return would have been lower. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

Templeton Americas Government Securities Fund
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (For a share outstanding throughout the period)

                                               SIX MONTHS       JUNE 27, 1994
                                                 ENDED          (COMMENCEMENT
                                           SEPTEMBER 30, 1995 OF OPERATIONS) TO
                                              (UNAUDITED)      MARCH 31, 1995
                                           ------------------ -----------------
Net asset value, beginning of period            $  9.59            $ 10.00
                                                -------            -------
Income from investment operations:
 Net investment income                              .38                .30
 Net realized and unrealized gain                   .52               (.43)
                                                -------            -------
Total from investment operations                    .90               (.13)
Distributions to shareholders from net
 investment income                                 (.26)              (.28)
                                                -------            -------
Change in net asset value                           .64               (.41)
                                                -------            -------
Net asset value, end of period                  $ 10.23            $  9.59
                                                =======            =======
TOTAL RETURN*                                     9.48%            (1.33)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                 $ 3,177            $ 2,826
Ratio of expenses to average net assets           6.04%**            6.49%**
Ratio of expenses, net of reimbursement,
 to average net assets                            1.25%**            1.25%**
Ratio of net investment income to average
 net assets                                       7.71%**            5.07%**
Portfolio turnover rate                         111.39%                 --

 *TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED.
**ANNUALIZED.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Americas Government Securities Fund
Investment Portfolio, September 30, 1995 (unaudited)

--------------------------------------------------------------------------------

  PRINCIPAL IN
 LOCAL CURRENCY*                                                      VALUE
------------------------------------------------------------------------------
 BONDS--CORPORATE: 8.0%
------------------------------------------------------------------------------
      55,000          Industrias Klabin Papel Celulose, 12.125%,
                 U.S.  12/28/02, 144a                               $   55,413
      50,000     U.S. Bridas Corp., Yankee, 12.50%, 11/18/99            48,250
      60,000     U.S. Banco Ganadero SA, 9.75%, 8/26/99, 144a           61,050
      60,000          Compania Sud Americana de Vapores SA,
                 U.S.  7.375%, 12/08/03                                 58,500
      30,000     U.S. Sei Holdings IX Inc., 11%, 11/30/00, 144a         30,188
                                                                    ----------
 TOTAL BONDS--CORPORATE (cost $245,831)                                253,401
------------------------------------------------------------------------------
 BONDS--GOVERNMENT & GOVERNMENT AGENCIES: 85.4%
------------------------------------------------------------------------------
      50,000          Asociacion Nacional del Cafe, 11.00%,
                 U.S.  8/31/98                                          50,500
     190,000     U.S. Bocon Previsionales IV, 4.50%, FRN, 9/01/02      116,742
                      Government of Brazil:
     161,500     U.S.  6.6875%, FRN A, 1/01/01                         136,972
     250,000     U.S. 7.25%, EI, FRN, L, 4/15/06                       166,250
                      Republic of Argentina:
     125,000     U.S.  10.95%, 11/01/99                                124,375
     250,000     U.S. 6.8125%, FRN, 3/31/05                            155,000
     250,000     U.S. Republic of Ecuador, 7.25%, FRN, 2/27/15          81,563
      80,000     U.S. Republic of Panama, 7.125%, FRN, 5/10/02          64,600
     120,000     U.S. Republic of Venezuela, 9.00%, 5/27/96            119,700
                      U.S. Treasury Note:
     560,000     U.S. 6.50% 05/15/05                                   572,863
      25,000     U.S. 6.50%, 8/15/97                                    25,281
     810,000     U.S. 7.50%, 11/15/01                                  867,461
     100,000     U.S. 8.625%, 10/15/95                                 100,078
     150,000     U.S. United Mexican States, 8.50%, 9/15/02            130,125
                                                                    ----------
 TOTAL BONDS--GOVERNMENT & GOVERNMENT AGENCIES (cost $2,714,393)     2,711,510
------------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS: 2.2% (cost $69,797)
------------------------------------------------------------------------------
      70,000          U.S. Treasury Bills, 5.08% to 5.27% with
                 U.S.  maturities to 11/9/95                            69,815
------------------------------------------------------------------------------
 TOTAL INVESTMENTS: 95.6% (cost $3,030,021)                          3,034,726
 OTHER ASSETS, LESS LIABILITIES: 4.4%                                  142,035
                                                                    ----------
 TOTAL NET ASSETS: 100.0%                                           $3,176,761
                                                                    ==========

* CURRENCY OF COUNTRIES INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Americas Government Securities Fund
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995 (unaudited)

Assets:
 Investments in securities, at value
  (identified cost $3,030,021)                        $3,034,726
 Cash                                                     27,718
 Receivables:
  Interest                                                90,680
  Fund shares sold                                           177
  Expense reimbursement                                   23,463
 Unamortized organization costs                           43,450
                                                      ----------
   Total assets                                        3,220,214
                                                      ----------
Liabilities:
 Payable for fund shares redeemed                         27,374
 Accrued expenses                                         16,079
                                                      ----------
   Total liabilities                                      43,453
                                                      ----------
Net assets, at value                                  $3,176,761
                                                      ==========
Net assets consist of:
 Undistributed net investment income                  $   38,298
 Net unrealized appreciation                               4,705
 Accumulated net realized gain                            33,809
 Net capital paid in on shares of beneficial interest  3,099,949
                                                      ----------
Net assets, at value                                  $3,176,761
                                                      ==========
Shares outstanding                                       310,503
                                                      ==========
Net asset value per share
 ($3,176,761 / 310,503)                               $    10.23
                                                      ==========
Maximum offering price
 ($10.23 / 95.75%)                                    $    10.68
                                                      ==========

STATEMENT OF OPERATIONS
for the six months ended
September 30, 1995 (unaudited)

Interest income                                                 $136,851
Expenses:
 Management fees (Note 3)                             $  9,143
 Administrative fees (Note 3)                            2,293
 Distribution fees (Note 3)                              4,106
 Transfer agent fees (Note 3)                              650
 Custodian fees                                            800
 Reports to shareholders                                21,000
 Audit fees                                              7,500
 Legal fees (Note 3)                                     5,500
 Registration and filing fees                           21,950
 Trustees' fees and expenses                               500
 Amortization of organization costs                     14,752
 Other                                                   4,126
                                                      --------
  Total expenses                                        92,320
 Less expenses reimbursed (Note 3)                     (73,232)
                                                      --------
  Total expenses less reimbursement                               19,088
                                                                --------
   Net investment income                                         117,763
Realized and unrealized gain:
 Net realized gain (loss) on:
  Investments                                           49,541
  Foreign currency transactions                         (4,302)
                                                      --------
                                                        45,239
                                                      --------
 Net unrealized appreciation on:
  Investments                                          107,883
  Foreign currency translation of other assets and
   liabilities                                             842
                                                      --------
                                                       108,725
                                                      --------
   Net realized and unrealized gain                              153,964
                                                                --------
Net increase in net assets resulting from operations            $271,727
                                                                ========

                  SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Americas Government Securities Fund
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                              SIX MONTHS      JUNE 27, 1994
                                                ENDED        (COMMENCEMENT OF
                                          SEPTEMBER 30, 1995  OPERATIONS) TO
                                             (UNAUDITED)      MARCH 31, 1995
                                          ------------------ ----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                       $  117,763        $   59,420
  Net realized gain (loss) on investment
   and foreign currency transactions              45,239           (18,703)
  Net unrealized appreciation
   (depreciation)                                108,725          (104,020)
                                              ----------        ----------
   Net increase (decrease) in net assets
    resulting from operations                    271,727           (63,303)
 Distributions to shareholders from net
  investment income                              (79,465)          (52,147)
 Fund share transactions (Note 2)                158,438         2,941,511
                                              ----------        ----------
   Net increase in net assets                    350,700         2,826,061
Net assets:
 Beginning of period                           2,826,061                --
                                              ----------        ----------
 End of period                                $3,176,761        $2,826,061
                                              ==========        ==========


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Americas Government Securities Fund
Notes to Financial Statements (unaudited)

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Templeton Americas Government Securities Fund (the Fund) is a separate series of Templeton Global Investment Trust (the Trust) which is an open-end, non-di-versified management investment company registered under the Investment Company Act of 1940. The Fund commenced operations on June 27, 1994. The following sum-marizes the Fund's significant accounting policies.

a. Securities Valuations:

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal ex-change on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

b. Foreign Currency Transactions:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign curren-cies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customar-ily enters into foreign exchange contracts to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of for-eign currencies, currency gains or losses realized between the trade and set-tlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

c. Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

d. Unamortized Organization Costs

Organization costs are being amortized on a straight line basis over five years.

e. Security Transactions, Investment Income, Distributions, and Expenses:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign secu-rities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Templeton Americas Government Securities Fund
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

2. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

At September 30, 1995, there were an unlimited number of shares of beneficial interest authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                             PERIOD FROM JUNE 27, 1994
                                                  (COMMENCEMENT OF
                        SIX MONTHS ENDED           OPERATIONS) TO
                       SEPTEMBER 30, 1995          MARCH 31, 1995
                       --------------------  ---------------------------
                        SHARES     AMOUNT      SHARES         AMOUNT
                       --------- ----------  ------------ --------------
     Shares sold         24,697  $  247,890      334,587  $    3,166,002
     Shares issued on
      reinvestment
      of distributions    7,689      76,614        5,210          50,581
     Shares redeemed    (16,618)   (166,066)     (45,062)       (275,072)
                       --------  ----------  -----------  --------------
     Net increase        15,768  $  158,438      294,735  $    2,941,511
                       ========  ==========  ===========  ==============

Templeton Global Investors, Inc., the Fund's administrative manager, is the record owner of 262,010 shares as of September 30, 1995.

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton In-vestment Counsel, Inc. (TICI), Templeton Global Investors, Inc. (TGII), Frank-lin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Servic-es, Inc. (FTIS), the Fund's investment manager, administrative manager, princi-pal underwriter, and transfer agent, respectively.

The Fund pays monthly an investment management fee to TICI equal, on an annual basis, to 0.60% of the average daily net assets of the Fund. The Fund pays TGII monthly its allocated share of an administrative fee of 0.15% per annum on the first $200 million of the Trust's aggregate average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million, and 0.075% per annum of average net assets in excess of $1.2 billion. TICI and TGII have voluntarily agreed to reduce their respective fees to the extent necessary to limit total expenses to an annual rate of 1.25% of average net assets through December 31, 1995. The amount of the reimbursement for the period ended September 30, 1995 is set forth in the Statement of Operations. For the period ended September 30, 1995, FTD received net commissions of $393 from the sale of the Fund's shares and FTIS received fees of $650.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received $5,500 for the six months ended September 30, 1995.

Pursuant to a distribution plan, the Fund reimburses FTD monthly (subject to a limit of 0.35% per annum of the Fund's average daily net assets) for FTD's cost and expenses in connection with any activity that is primarily intended to re-sult in a sale of Fund shares. Such distribution fees are set forth in the Statement of Operations.

Templeton Americas Government Securities Fund
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the six months ended September 30, 1995 aggregated $3,788,739 and $2,696,602, respec-tively. The cost of securities for federal income tax purposes is the same as that shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

At September 30, 1995, the aggregate gross unrealized appreciation and depreci-ation of portfolio securities, based on cost for federal income tax purposes was as follows:

      Unrealized appreciation      $ 29,369
      Unrealized depreciation       (24,664)
                                   --------
      Net unrealized appreciation  $  4,705
                                   ========

--------------------------

 TEMPLETON AMERICAS
 GOVERNMENT
 SECURITIES FUND

 PRINCIPAL UNDERWRITER:

 Franklin Templeton
 Distributors, Inc.
 700 Central Avenue
 St. Petersburg,
 Florida 33701-3628

 Account Services
 1-800-354-9191

 Sales Information
 1-800-292-9293

 This report must be
 preceded or accompanied
 by a current prospectus
 of the Templeton
 Americas Government
 Securities Fund, which
 contains more complete
 information including
 charges and expenses.
 Like any investment in
 securities, the value
 of the Fund's portfolio
 will be subject to the
 risk of loss from
 market, currency,
 economic, political,
 and other factors, as
 well as investment
 decisions by the
 investment manager
 which will not always
 be profitable or wise.
 The Fund and its
 investors are not
 protected from such
 losses by the
 investment manager.
 Therefore, investors
 who cannot accept this
 risk should not invest
 in shares of the Fund.

 To ensure the highest
 quality of service,
 telephone calls to or
 from our service
 departments may be
 monitored, recorded,
 and accessed. These
 calls can be determined
 by the presence of
 a regular beeping tone.

--------------------------


[RECYCLING LOGO APPEARS HERE]

TL416 S95 11/95

TEMPLETON
AMERICAS
GOVERNMENT
SECURITIES
FUND

Semi-Annual Report
September 30, 1995





[LOGO OF FRANKLIN TEMPLETON APPEARS HERE]